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                                 Exhibit 99.2



                                MOTOROLA, INC.


                         NOTICE OF GUARANTEED DELIVERY

                             Offer to exchange its
                       8.00% Notes due November 1, 2011,
         which have been registered under the Securities Act of 1933, as amended, for any and all of its
                 outstanding 8.00% Notes due November 1, 2011

              Pursuant to the Prospectus dated December 14, 2001

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Motorola, Inc., a Delaware corporation (the "Issuer"), made pursuant to the Prospectus, dated December 14, 2001 (the "Prospectus"), if certificates for the outstanding 8.00% Notes due November 1, 2011 of the Issuer (the "Restricted Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Bank One Trust Company, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Restricted Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                          BANK ONE TRUST COMPANY, NA

By Mail or Overnight Delivery:    By Hand Delivery:
 Bank One Trust Company, N.A.       Bank One, N.A.
   Corporate Trust Services        55 Water Street
     1111 Polaris Parkway             1st Floor
      Suite N1-OH1-0184        New York, New York 10041
     Columbus, Ohio 43240
  Attention: Ms. Lora Marsch


                           Facsimile Transmissions:

                                (614) 248-9987

                             Confirm by Telephone:

                                (800) 346-5153

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Restricted Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

   The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on January 14, 2002, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
                                  SIGNATURES

  _____________________________________________________________________________
                              Signature of Owner

  _____________________________________________________________________________
                     Signature of Owner (if more than one)

  Dated: _______________________________________________________________ , 2001

  Name(s): ____________________________________________________________________

         ______________________________________________________________________
                                    (Please Print)

  Address: ____________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________
                                  (Include Zip Code)

  Area Code and
  Telephone No.: ______________________________________________________________

  Capacity (full title), if signing in a representative capacity:

  _____________________________________________________________________________

                Taxpayer Identification or Social Security No.:

  _____________________________________________________________________________

Principal amount of Restricted Notes

Exchanged:  $__________________________________________________________________

Certificate Nos. of Restricted Notes (if available)
_______________________________________________________________________________

_______________________________________________________________________________

Total $ _______________________________________________________________________

IF RESTRICTED NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No. ___________________________________________________________________

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                              GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Restricted Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Restricted Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Restricted Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


                                           Name of Firm:

                                           Address:








                                           Area Code and Telephone No.:



                                               Authorized Signature


                                           Name:
                                                   Please Print


                                           Title:


                                           Date:





NOTE: DO NOT SEND RESTRICTED NOTE CERTIFICATES WITH THIS FORM. CERTIFICATES FOR
         RESTRICTED NOTES SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.


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